UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PETSMART, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2009

PETSMART, INC. 19601 NORTH 27TH AVENUE PHOENIX, ARIZONA 85027

Meeting Information
	Meeting Type:	Annual Meeting of Stockholders
	For holders as of:	April 20, 2009
	Date: June 17, 2009	Time: 10:00 a.m. local time
Location:	The Ritz-Carlton New York, Central Park
50 Central Park South
New York, NY 10019

You are receiving this communication because you hold shares in PetSmart, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the Notice and Proxy Statement, Annual Report on Form 10-K and Letter to Stockholders online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   •   ANNUAL REPORT ON FORM 10-K   •   LETTER TO STOCKHOLDERS

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
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You may also use the above methods to request documents relating to future stockholder meetings.
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
To facilitate timely delivery, please make the request as instructed above on or before June 3, 2009.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the Annual Meeting, please go to www.ritzcarlton.com or contact The Ritz-Carlton New York, Central Park at (212) 308-9100.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR all the nominees listed.

1.	Election of Directors 1a. Rita V. Foley 1b. Joseph S. Hardin, Jr. 1c. Amin I. Khalifa

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

2.	To amend our Restated Certificate of Incorporation to eliminate our classified Board structure.

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2009 fiscal year ending January 31, 2010.

4.	To amend our Executive Short-Term Incentive Plan.